UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Liquidia Corporation, a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1. The election of three (3) Class III directors to serve until the Company’s 2027 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2. The approval of an amendment to the Company’s Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 100,000,000 shares to 115,000,000 shares;

3. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

4. The approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers (the “NEOs”); and

5. The approval, by non-binding advisory vote, of the frequency of future votes on the compensation of the NEOs.

At the close of business on April 26, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 76,346,024 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of 55,069,534 shares of common stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the three Class III directors were elected, the amendment to the Charter was approved, the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified, the compensation of the NEOs was approved by non-binding advisory vote and the frequency of future votes on the compensation of the NEOs to occur annually was approved by non-binding advisory vote.

Proposal No. 1- Election of Class III Directors

The vote with respect to the election of Class III directors was as follows:

Nominees	For	Withheld	Broker Non- Votes
Damian deGoa	34,392,691	1,368,206	19,308,637
Arthur Kirsch	35,036,687	724,210	19,308,637
Paul B. Manning	24,310,666	11,450,231	19,308,637

Proposal No. 2 - Approval of the Charter amendment

The vote with respect to the approval of the Charter amendment was as follows:

For	Against	Abstain
53,674,682	1,349,671	45,181

Proposal No. 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was as follows:

For	Against	Abstain
55,016,994	39,568	12,972

Proposal No. 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the NEOs

The vote with respect to the approval, by non-binding advisory vote, of the compensation of the NEOs was as follows:

For	Against	Abstain	Broker Non-Votes
31,829,948	3,823,031	107,918	19,308,637

Proposal No. 5 – Approval, by Non-Binding Advisory Vote, of the Frequency of Future Votes on the Compensation of the NEOs

The vote with respect to the approval, by non-binding advisory vote, of the frequency of future votes on the compensation of the NEOs was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
35,128,226	384,316	220,188	28,167	19,308,637

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Second Amendment of Certificate of Incorporation of Liquidia Corporation.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2024	Liquidia Corporation

	By:	/s/ Michael Kaseta
Name: Michael Kaseta
Title: Chief Financial Officer and Chief Operating Officer